UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): May 18, 2015
Ensco plc
(Exact name of registrant as specified in its charter)

England and Wales	1-8097	98-0635229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Chesterfield Gardens
London, England W1J 5BQ
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: 44 (0) 20 7659 4660
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1
Item 5.07 Submission of Matters to a Vote of Security Holders	2
Item 9.01 Financial Statements and Exhibits	5
SIGNATURE	6
EXHIBIT INDEX	7

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Long-Term Incentive Plan.

At the Annual General Meeting of Shareholders of Ensco plc (the "Company") held on May 18, 2015 (the "2015 Annual General Meeting"), the Company's shareholders approved the Third Amendment (the "Amendment") to the Ensco plc 2012 Long-Term Incentive Plan (as amended, the "Plan"). The Amendment authorizes an additional 9,000,000 Class A ordinary shares ("shares") for issuance under the Plan, bringing the total number of shares authorized for issuance under the Plan to 23,000,000. The shareholders also approved the material terms of the performance goals reflected in the Amendment for purposes of Section 162(m) of the U.S. Internal Revenue Code, as amended ("Internal Revenue Code"). A description of the Plan, as modified by the Amendment, is set forth in the Company's Proxy Statement filed with the Securities and Exchange Commission on April 3, 2015 (the "2015 Proxy Statement"). The description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Cash Incentive Plan.

At the 2015 Annual General Meeting, the Company's shareholders approved the material terms of the performance goals in the ENSCO 2005 Cash Incentive Plan ("ECIP") for purposes of Section 162(m) of the Internal Revenue Code. A description of the ECIP, as modified to reflect the performance goals approved by the shareholders, is set forth in the 2015 Proxy Statement. The description of the ECIP is qualified in its entirety by reference to the full text of the ECIP, which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders
(a) The Company held its 2015 Annual General Meeting in London, England on May 18, 2015.
(b) There were 234,337,672 shares entitled to vote at the meeting based on the March 25, 2015 record date, of which 203,534,685 shares, or approximately 86.9%, were present and voting in person or by proxy. The following matters, detailed descriptions of which are contained in the 2015 Proxy Statement, were voted on at the meeting:

(i) To re-elect Directors to serve until the 2016 Annual General Meeting of Shareholders:

a. J. Roderick Clark
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
162,321,049	3,857,050	434,147	36,922,439

b. Roxanne J. Decyk
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
161,703,006	4,477,235	432,005	36,922,439

c. Mary E. Francis CBE
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
162,201,579	3,987,638	423,029	36,922,439

d. C. Christopher Gaut
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
162,095,787	4,084,811	431,648	36,922,439

e. Gerald W. Haddock
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
160,618,910	5,552,171	441,165	36,922,439

f. Francis S. Kalman
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
161,512,013	4,667,363	432,870	36,922,439

g. Keith O. Rattie
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
162,518,686	3,651,290	442,270	36,922,439

h. Paul E. Rowsey, III
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
160,941,450	5,236,175	434,621	36,922,439

i. Carl G. Trowell
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
164,552,852	1,617,106	442,288	36,922,439

(ii) To authorise the Board of Directors to allot shares:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
195,734,820	5,082,626	2,717,239	N/A

(iii) To ratify the Audit Committee's appointment of KPMG LLP as our U.S. independent registered public accounting firm for the year ended December 31, 2015:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
199,327,682	3,446,662	760,341	N/A

(iv) To appoint KPMG LLP as our U.K. statutory auditors under the U.K. Companies Act 2006 (to hold office from the conclusion of the 2015 Annual General Meeting until the conclusion of the next annual general meeting of shareholders at which accounts are laid before the Company):

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
199,354,235	3,413,860	766,590	N/A

(v) To authorise the Audit Committee to determine our U.K. statutory auditors' remuneration:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
200,886,064	1,962,799	685,822	N/A

(vi) To approve an amendment to the Ensco plc 2012 Long-Term Incentive Plan and to approve the Performance-Based Provisions of the Plan pursuant to Internal Revenue Code Section 162(m):

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
147,712,667	18,209,270	690,309	36,922,439

(vii) To approve the Performance-Based Provisions of the ENSCO 2005 Cash Incentive Plan pursuant to Internal Revenue Code Section 162(m):

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
162,121,771	3,870,815	619,660	36,922,439

(viii) A non-binding advisory vote to approve the Directors' Remuneration Report for the year ended December 31, 2014:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
156,387,095	9,566,128	659,023	36,922,439

(ix) A non-binding advisory vote to approve the compensation of our named executive officers:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
152,076,586	13,818,514	717,146	36,922,439

(x) A non-binding advisory vote to approve the reports of the auditors and the directors and the U.K. statutory accounts for the year ended December 31, 2014 (in accordance with legal requirements applicable to U.K. companies):

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
199,351,025	1,222,873	2,960,787	N/A

(xi) To approve the disapplication of pre-emption rights:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
164,222,941	1,534,806	854,499	36,922,439

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Third Amendment to the Ensco plc 2012 Long-Term Incentive Plan, effective March 30, 2015.
10.2
Amended and Restated ENSCO International Incorporated 2005 Cash Incentive Plan (as revised and restated for amendments through March 30, 2015) (incorporated by reference to Annex 3 to the Company's Proxy Statement filed on April 3, 2015, File No. 1-08097).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ensco plc

Date: May 19, 2015	/s/ Brady K. Long Brady K. Long Vice President - General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Third Amendment to the Ensco plc 2012 Long-Term Incentive Plan, effective March 30, 2015.
10.2
Amended and Restated ENSCO International Incorporated 2005 Cash Incentive Plan (as revised and restated for amendments through March 30, 2015) (incorporated by reference to Annex 3 to the Company's Proxy Statement filed on April 3, 2015, File No. 1-08097).